UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 3, 2016

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in its Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 6, 2016, Seacoast Banking Corporation of Florida, a Florida corporation, issued a press release announcing the completion of its previously announced acquisition of the Orlando banking operations of BMO Harris Bank, N.A. (“BMO”), including BMO’s 14 Orlando branches, effective as of 12:01 a.m. on June 4, 2016. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION
OF FLORIDA

	By:	/s/Stephen A. Fowle
Stephen A. Fowle
Executive Vice President and Chief Financial Officer
Date: June 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 6, 2016.